SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2008

RUBIO’S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (760) 929-8226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 16, 2008, Rubio's Restaurants, Inc. (the “Company”) will be presenting at the following conferences: the Cowen and Company 6th Annual Consumer Conference in New York, New York (the “Cowen and Company Conference”) and the 10th Annual ICR XChange Conference in Dana Point, California (the “ICR XChange Conference”). Dan Pittard, the Company’s President and Chief Executive Officer, will present at the ICR XChange Conference and Frank Henigman, the Company’s Chief Financial Officer, will present at the Cowen and Company Conference. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, this information, including Exhibits 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.1	Presentation for the Cowen and Company 6th Annual Consumer Conference in New York, New York and the 10th Annual ICR XChange Conference in Dana Point, California on January 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 15, 2008

RUBIO’S RESTAURANTS, INC.

By:	/s/ Frank Henigman
Frank Henigman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation for the Cowen and Company 6th Annual Consumer Conference in New York, New York and the 10th Annual ICR XChange Conference in Dana Point, California on January 16, 2008.